Related Affiliates	12 Months Ended
Dec. 31, 2017
Related Party Transactions [Abstract]
Related Affiliates

Note 17. Related Affiliates

REI

As of December 31, 2017, REI owned approximately 14.5% of outstanding common stock of the Company. The directors of REI are Company’s Chief Executive Officer and Chairman of the Board, Gary L. Carano, its President and Chief Financial Officer and Board member, Thomas R. Reeg, and its Senior Vice President of Regional Operations, Gene Carano. In addition, Gary L. Carano also serves as the Vice President of REI and Gene Carano also serves as the Secretary and Treasurer of REI. Members of the Carano Family, including Gary L. Carano and Gene Carano, own the equity interests in REI. As such, the Carano Family has the ability to significantly influence the affairs of the Company. Donald L. Carano, who was formerly the president and a director of REI, received remuneration in the amount of $0.3 million, $0.4 million and $0.4 million in 2017, 2016 and 2015, respectively, for his service to ERI and its subsidiaries. For each of the years ended December 31, 2017, 2016 and 2015, there were no related party transactions between the Company and the Carano Family other than compensation, including salary and equity incentives and the CSY Lease listed below.

Hotel Casino Management

Prior to November 2017, Hotel Casino Management, Inc., which is beneficially owned by members of the Poncia family, including Raymond J. Poncia, owned more than 5% of the outstanding common stock of the Company. Raymond J. Poncia received remuneration in the amount of $0.2 million in each of 2017, 2016 and 2015 for services that he provided to ERI and its subsidiaries.

C. S. & Y.

The Company owns the entire parcel on which Eldorado Reno is located, except for approximately 30,000 square feet which is leased from C. S. & Y. Associates which is an entity partially owned by REI (the “CSY Lease”). The CSY Lease expires on June 30, 2027. Annual rent is equal to the greater of (1) $0.4 million or (2) an amount based on a decreasing percentage of the Eldorado’s gross gaming revenues ranging from 3% of the first $6.5 million of gross gaming revenues to 0.1% of gross gaming revenues in excess of $75.0 million. Rent pursuant to the CSY Lease amounted to $0.6 million in each of the years ended December 31, 2017, 2016 and 2015. All amounts on the accompanying balance sheets under “Due to Affiliates” relate to C. S. & Y. Associates.

Hampton Inn & Suites

The Company holds a 42.1% variable interest in a partnership with other investors that developed a new 118-room Hampton Inn & Suites hotel at Scioto Downs that opened in March 2017. Pursuant to the terms of the partnership agreement, the Company contributed $1.0 million of cash and 2.4 acres of a leasehold immediately adjacent to The Brew Brothers microbrewery and restaurant at Scioto Downs. The partnership constructed the hotel at a cost of $16.0 million and other investor members operate the hotel. In November 2017, the Company contributed $0.6 million to the partnership for its proportionate share of additional construction costs pursuant to the partnership agreement. As of December 31, 2017, the Company’s receivable from the partnership totaled $0.2 million and is reflected on the accompanying balance sheet under “Due from Affiliates.”